2Q2023
Supplemental Information
FURNISHED AS OF AUGUST 8, 2023 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (“Legacy HR” and, after the closing of the merger, the “Company” or "HR") and Healthcare Trust of America, Inc. (“HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not necessarily indicative of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: failure to realize the expected benefits of the Merger; the risk that the Company’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants & Liquidity
13	Investment Activity
14	Re/development Activity
15	Portfolio
16	Health Systems
17	MOB Proximity to Hospital
18	Lease Maturity & Occupancy
19	Leasing Statistics
20	NOI Performance
21	NOI Reconciliations
23	EBITDA Reconciliations
24	Components of Net Asset Value
25	Components of Expected FFO

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Net loss attributable to common stockholders for the three months ended June 30, 2023 was $82.8 million or $0.22 per diluted common share.
•Normalized FFO per share totaled $0.39.
•The Company merged with Legacy HTA on July 20, 2022. Beginning in third quarter of 2022, the Company reported combined company same store results, which are now referred to as Merger Combined Same Store. Merger Combined Same Store includes the Company’s same store properties, including Legacy HTA properties, that were owned for the full comparative period, and that meet each other element of the Company’s same store criteria. The Company presents the combined companies’ same store portfolios to provide an understanding of the operating performance and growth potential of the combined company.
•Merger Combined Same Store cash NOI, including the Company's share of joint ventures, for the second quarter increased 2.1% over the prior year, and 2.9% for the trailing twelve months ended June 30, 2023.
•Predictive growth measures in the Merger Combined Same Store portfolio include:
◦Average in-place rent increases of 2.7%
◦Future annual contractual increases of 3.0% for leases commencing in the quarter.
◦Weighted average MOB cash leasing spreads of 3.0% on 598,000 square feet renewed:
▪6% (<0% spread)
▪16% (0-3%)
▪62% (3-4%)
▪15% (>4%)
◦Tenant retention of 80.5%
◦Year-over-year absorption of 26,000 square feet resulted in an average occupancy increase of 20 basis points, to 89.0%.
•Portfolio leasing activity that commenced in the second quarter totaled 1,041,000 square feet related to 306 leases:
◦736,000 square feet of renewals
◦305,000 square feet of new and expansion leases
•The Company executed new leases totaling 376,000 square feet in the quarter that will commence in future periods, an increase of 57% over the first quarter.
•The total portfolio leased percentage was 88.9% at June 30, which was 150 basis points greater than portfolio occupancy. The portfolio leased percentage increased 30 basis points from the first quarter.
•Since the end of the first quarter, the Company sold three properties totaling $21.6 million. The Company expects to generate over $300 million of proceeds related to properties under contract or letters of intent that are expected to be sold by year-end.
•Net debt to adjusted EBITDA was 6.6 times at the end of the quarter. Leverage is expected to decline from additional asset sales and underlying portfolio NOI growth.
•A dividend of $0.31 per share was paid in June. A dividend of $0.31 per share will be paid on August 30, 2023 to stockholders and OP unitholders of record on August 15, 2023.
•On Tuesday, August 8, 2023, at 11:00 a.m. Central Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends. Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address. Conference Call Access Details: Domestic Dial-In Number: +1 833-470-1428 access code 294698; All Other Locations: +1 404-975-4839 access code 294698. Replay Information: Domestic Dial-In Number: +1 866-813-9403 access code 594252; All Other Locations: +1 929-458-6194 access code 594252.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 4

Salient Facts [1]
AS OF JUNE 30, 2023

Properties

714 properties totaling 41.8M SF
73 markets in 35 states
93% managed by Healthcare Realty
91% outpatient medical facilities
60% of NOI in Top 15 Markets

Capitalization

$12.9B enterprise value as of 6/30/23
$7.3B market capitalization as of 6/30/23
384.9M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2 S&P/Moody's
43.6% net debt to enterprise value at 6/30/23
6.6x net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2023, the Company was invested in 714 real estate properties in 35 states totaling 41.8 million square feet and had an enterprise value of approximately $12.9 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 93% of its portfolio.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

Barclays Research
BMO Capital Markets
BTIG, LLC
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Retired Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 6

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Real estate properties
Land	$1,424,453	$1,412,805	$1,439,798	$1,449,550
Buildings and improvements	11,188,821	11,196,297	11,332,037	11,439,797
Lease intangibles	922,029	929,008	959,998	968,914
Personal property	12,615	11,945	11,907	11,680
Investment in financing receivables, net	121,315	120,692	120,236	118,919
Financing lease right-of-use assets	83,016	83,420	83,824	79,950
Construction in progress	53,311	42,615	35,560	43,148
Land held for development	78,411	69,575	74,265	73,321
Total real estate investments	13,883,971	13,866,357	14,057,625	14,185,279
Less accumulated depreciation and amortization	(1,983,944)	(1,810,093)	(1,645,271)	(1,468,736)
Total real estate investments, net	11,900,027	12,056,264	12,412,354	12,716,543
Cash and cash equivalents	35,904	49,941	60,961	57,583
Assets held for sale, net	151	3,579	18,893	185,074
Operating lease right-of-use assets	333,224	336,112	336,983	321,365
Investments in unconsolidated joint ventures	327,245	327,746	327,248	327,752
Other assets, net and goodwill	797,796	795,242	693,192	587,126
Total assets	$13,394,347	$13,568,884	$13,849,631	$14,195,443

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Liabilities
Notes and bonds payable	$5,340,272	$5,361,699	$5,351,827	$5,570,139
Accounts payable and accrued liabilities	196,147	155,210	244,033	231,018
Liabilities of properties held for sale	222	277	437	10,644
Operating lease liabilities	278,479	279,637	279,895	268,840
Financing lease liabilities	73,629	73,193	72,939	72,378
Other liabilities	219,694	232,029	218,668	203,398
Total liabilities	6,108,443	6,102,045	6,167,799	6,356,417

Redeemable non-controlling interests	2,487	2,000	2,014	—

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,808	3,808	3,806	3,806
Additional paid-in capital	9,595,033	9,591,194	9,587,637	9,586,556
Accumulated other comprehensive (loss) income	9,328	(8,554)	2,140	5,524
Cumulative net income attributable to common stockholders	1,137,171	1,219,930	1,307,055	1,342,819
Cumulative dividends	(3,565,941)	(3,447,750)	(3,329,562)	(3,211,492)
Total stockholders' equity	7,179,399	7,358,628	7,571,076	7,727,213
Non-controlling interest	104,018	106,211	108,742	111,813
Total equity	7,283,417	7,464,839	7,679,818	7,839,026
Total liabilities and stockholders' equity	$13,394,347	$13,568,884	$13,849,631	$14,195,443

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	2Q 2023	1Q 2023	4Q 2022
Revenues
Rental income	$329,680	$324,093	$329,399
Interest income	4,233	4,214	4,227
Other operating	4,230	4,618	4,436
	338,143	332,925	338,062
Expenses
Property operating	125,395	122,040	117,009
General and administrative	15,464	14,935	14,417
Acquisition and pursuit costs [1]	669	287	92
Merger-related costs	(15,670)	4,855	10,777
Depreciation and amortization	183,193	184,479	185,275
	309,051	326,596	327,570
Other income (expense)
Interest expense before merger-related fair value	(54,780)	(52,895)	(52,464)
Merger-related fair value adjustment	(10,554)	(10,864)	(11,979)
Interest expense	(65,334)	(63,759)	(64,443)
Gain on sales of real estate properties	7,156	1,007	73,083
Gain on extinguishment of debt	—	—	119
Impairment of real estate assets and credit loss reserves	(55,215)	(31,422)	(54,452)
Equity (loss) gain from unconsolidated joint ventures	(17)	(780)	89
Interest and other income (expense), net	592	547	(1,168)
	(112,818)	(94,407)	(46,772)
Net loss	$(83,726)	$(88,078)	$(36,280)
Net loss attributable to non-controlling interests	967	953	516
Net loss attributable to common stockholders	$(82,759)	$(87,125)	$(35,764)

Basic earnings per common share	$(0.22)	$(0.23)	$(0.10)
Diluted earnings per common share	$(0.22)	$(0.23)	$(0.10)

Weighted average common shares outstanding - basic	378,897	378,840	378,617
Weighted average common shares outstanding - diluted [2]	378,897	378,840	378,617

STATEMENTS OF INCOME SUPPLEMENTAL INFORMATION
	2Q 2023	1Q 2023	4Q 2022
Interest income
Financing receivables	$2,053	$2,144	$2,203
Interest on mortgage and mezzanine loans	2,180	2,070	2,024
Total	$4,233	$4,214	$4,227

Other operating income
Parking income	$2,370	$2,391	$2,413
Management fee income	1,597	1,973	1,803
Miscellaneous	263	254	220
Total	$4,230	$4,618	$4,436

1Includes third party and travel costs related to the pursuit of acquisitions and developments.
2Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the Company's OP totaling 4,042,993 units was not included.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2023	1Q 2023	4Q 2022
Net loss attributable to common stockholders	$(82,759)	$(87,125)	$(35,764)
Net loss attributable to common stockholders per share [3]	$(0.22)	$(0.23)	$(0.10)

Gain on sales of real estate assets	$(7,156)	$(1,007)	(73,083)
Impairments of real estate assets	55,215	26,227	54,452
Real estate depreciation and amortization	185,003	186,109	186,658
Non-controlling (loss) income from partnership units	(1,027)	(1,067)	(382)
Unconsolidated JV depreciation and amortization	4,412	4,841	4,020
FFO adjustments	$236,447	$215,103	$171,665
FFO adjustments per common share - diluted	$0.62	$0.56	$0.45
FFO	$153,688	$127,978	$135,901
FFO per common share - diluted	$0.40	$0.33	$0.35

Acquisition and pursuit costs	669	287	92
Merger-related costs	(15,670)	4,855	10,777
Lease intangible amortization	240	146	137
Non-routine legal costs/forfeited earnest money received	275	—	194
Debt financing costs	—	—	625
Allowance for credit losses [4]	—	8,599	—
Merger-related fair value adjustment	10,554	10,864	11,979
Unconsolidated JV normalizing items [5]	93	117	96
Normalized FFO adjustments	$(3,839)	$24,868	$23,900
Normalized FFO adjustments per common share - diluted	$(0.01)	$0.06	$0.06
Normalized FFO	$149,849	$152,846	$159,801
Normalized FFO per common share - diluted	$0.39	$0.40	$0.42

Non-real estate depreciation and amortization	802	604	624
Non-cash interest amortization, net [6]	1,618	682	2,284
Rent reserves, net	(54)	1,371	(100)
Straight-line rent income, net	(8,005)	(8,246)	(9,873)
Stock-based compensation	3,924	3,745	3,573
Unconsolidated JV non-cash items [7]	(316)	(227)	(316)
Normalized FFO adjusted for non-cash items	147,818	150,775	155,993
2nd generation TI	(17,236)	(8,882)	(13,523)
Leasing commissions paid	(5,493)	(7,013)	(7,404)
Capital expenditures	(8,649)	(8,946)	(25,669)
Total maintenance capex	(31,378)	(24,841)	(46,596)
FAD	$116,440	$125,934	$109,397
Quarterly dividends and OP distributions	$119,444	$119,442	$119,323
FFO wtd avg common shares outstanding - diluted [8]	383,409	383,335	383,228

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4 In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 442,263 for the three months ended June 30, 2023. Also includes the diluted impact of 4,042,993 OP units outstanding.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments [1]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	Post-merger				Pre-merger
	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
Acquisitions [2]	$—	$31,500	$26,388	$91,253	$163,762
Re/development	32,068	16,928	23,372	31,546	9,387
1st generation TI & acquisition capex [3]	10,258	11,870	21,218	12,596	8,103

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
2nd generation TI	$17,236	$8,882	$13,523	$11,763	$5,051
Leasing commissions paid	5,493	7,013	7,404	8,739	3,475
Capital expenditures	8,649	8,946	25,669	17,461	4,557
	$31,378	$24,841	$46,596	$37,963	$13,083
% of Cash NOI
2nd generation TI	8.3%	4.2%	6.4%	5.5%	5.6%
Leasing commissions paid	2.6%	3.3%	3.5%	4.1%	3.9%
Capital expenditures	4.2%	4.3%	12.1%	8.1%	5.1%
	15.1%	11.8%	22.0%	17.7%	14.6%

LEASING COMMITMENTS [4]
	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
Renewals
Square feet	638,587	949,285	623,363	632,690	205,400
2nd generation TI/square foot/lease year	$1.64	$1.84	$1.90	$1.66	$1.66
Leasing commissions/square foot/lease year	$1.19	$0.87	$0.78	$1.03	$1.15
Renewal commitments as a % of annual net rent	12.8%	11.5%	11.7%	10.5%	11.4%
WALT (in months) [5]	56.7	56.8	51.7	50.1	39.7

New leases
Square feet	205,565	274,344	297,340	262,904	79,467
2nd generation TI/square foot/lease year	$7.11	$4.44	$6.25	$4.84	$7.07
Leasing commissions/square foot/lease year	$1.40	$0.83	$1.49	$1.39	$1.65
New lease commitments as a % of annual net rent	45.0%	21.6%	36.2%	28.1%	40.6%
WALT (in months) [5]	81.3	84.7	72.7	87.1	77.4

All
Square feet	844,152	1,223,629	920,703	895,594	284,867
Leasing commitments as a % of annual net rent	21.7%	14.7%	21.0%	16.9%	22.6%
WALT (in months) [5]	62.7	63.1	58.4	61.0	50.2

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
4Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
5WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 10

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2023
	PRINCIPAL BALANCE	BALANCE [1]	MATURITY DATE	MONTHS TO MATURITY [2]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,298	5/1/2025	22	$2,470	$2,422	3.88%	4.12%
	600,000	575,256	8/1/2026	37	7,096	5,250	3.50%	4.94%	Y
	500,000	481,615	7/1/2027	48	5,725	4,687	3.75%	4.76%	Y
	300,000	297,138	1/15/2028	55	2,782	2,719	3.63%	3.85%
	650,000	570,356	2/15/2030	80	7,531	5,037	3.10%	5.30%	Y
	299,500	296,579	3/15/2030	81	1,927	1,797	2.40%	2.72%
	300,000	295,795	3/15/2031	93	1,592	1,538	2.05%	2.25%
	800,000	640,999	3/15/2031	93	8,180	4,000	2.00%	5.13%	Y
	$3,699,500	$3,407,036		65	$37,303	$27,450	2.97%	4.43%
TERM LOANS	$350,000	$349,499	7/20/2025	25	$5,337	$5,337	SOFR + 1.05%	6.21%
	200,000	199,786	5/31/2026	35	3,050	3,050	SOFR + 1.05%	6.21%
	150,000	149,569	6/1/2026	35	2,287	2,287	SOFR + 1.05%	6.21%
	300,000	299,947	10/31/2026	40	4,575	4,575	SOFR + 1.05%	6.21%
	200,000	199,432	7/1/2027	48	3,050	3,050	SOFR + 1.05%	6.21%
	300,000	298,079	1/12/2028	54	4,575	4,575	SOFR + 1.05%	6.21%
	$1,500,000	$1,496,312		39	$22,874	$22,874		6.21%
$1.5B CREDIT FACILITY	$354,000	$354,000	10/31/2027	52	$5,235	$5,235	SOFR + 0.95%	6.05%
MORTGAGES	$82,783	$82,924	various	20	$791	$846	4.07%	4.00%
	$5,636,283	$5,340,272		54	$66,203	$56,405	4.04%	5.03%	$2,550,000
Interest rate swaps					(4,566)	(4,566)
Interest cost capitalization					(712)	—
Unsecured credit facility fee & deferred financing costs					2,489	927
Amortization of fair value of January 2024 swap					997	—	1.21%	3.21%	Y
Financing right-of-use asset amortization					923	—
					$65,334	$52,766

DEBT MATURITIES SCHEDULE AS OF JUNE 30, 2023
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2023			$17,540	$17,540	3.81%
2024			25,353	25,353	4.41%
2025	$350,000	$250,000	16,250	616,250	5.21%
2026	650,000	600,000	23,640	1,273,640	4.89%
2027	554,000	500,000		1,054,000	4.99%
2028	300,000	300,000		600,000	4.92%
Thereafter		2,049,500		2,049,500	2.41%
Total	$1,854,000	$3,699,500	$82,783	$5,636,283	4.04%
Fixed rate debt balance [3]	$1,000,000	$3,699,500	$82,783	$4,782,283
% fixed rate debt to net debt				85.6%
Company share of JV debt			$27,640

INTEREST RATE SWAPS
MATURITY	AMOUNT	FIXED SOFR RATE
January 2024	200,000	1.21%
May 2026	100,000	2.15%
June 2026	150,000	3.83%
December 2026	150,000	3.84%
June 2027	150,000	4.13%
December 2027	250,000	3.79%
As of 6/30/2023	$1,000,000	3.17%

1Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
2Includes extension options.
3Reflects $1.0 billion of interest rate swaps.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 11

Debt Covenants & Liquidity[1]
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED JUNE 30, 2023 [2]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	38.7%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.6%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	39.8%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	3.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	3.2x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	8.3%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.6%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.6%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	256.1%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.0x

Other
Net debt to adjusted EBITDA [3]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.6x
Net debt to enterprise value [4]	Net debt/enterprise value	Not required	43.6%

LIQUIDITY SOURCES
Cash	$35,904
Unsecured credit facility availability	1,146,000
Consolidated unencumbered assets (gross) [5]	13,657,311

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
3See page 23 for a reconciliation of adjusted EBITDA.
4Based on the closing price of $18.86 on June 30, 2023 and 384,900,525 shares outstanding including outstanding OP units.
5Annualized first quarter 2023 unencumbered asset NOI was $794.9 million.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 12

Investment Activity
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Tampa, FL	1	0.06	BayCare Health	3/10/2023	115,867	98%	$31,500	100%
Colorado Springs, CO	1	1.30	UC Health	7/28/2023	42,770	94%	11,450	100%

YTD total	2				158,637	97%	$42,950	100%
YTD average cap rate [2]							6.5%

DISPOSITIONS TO REPAY ASSET SALE TERM LOAN
LOCATION	COUNT	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Tampa, FL & Miami, FL [3]	2	1/12/2023	224,037	100%	$93,250
Dallas, TX [4]	1	1/30/2023	36,691	100%	19,210
Total	3		260,728	100%	$112,460

ADDITIONAL DISPOSITION ACTIVITY
LOCATION	COUNT	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
St. Louis, MO	1	2/10/2023	6,500	100%	$350
Los Angeles, CA	1	3/23/2023	37,165	100%	21,000
Los Angeles, CA [5]	1	3/30/2023	147,078	99%	75,000
Los Angeles, CA [6]	-	5/12/2023	-	—%	3,300
Albany, NY	1	6/30/2023	40,870	96%	10,000
Houston, TX	1	8/2/2023	57,170	88%	8,320
Total	5		288,783	97%	$117,970

YTD total disposition activity			549,511		$230,430
YTD average cap rate [7]					6.4%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3Includes two properties, sold in two separate transactions to the same buyer on the same date.
4Values and square feet are represented at 100%. The Company retained a 40% ownership interest in the joint venture that purchased this property.
5The Company entered into a mortgage note agreement with the buyer for $45 million.
6The Company sold a land parcel totaling 0.34 acres.
7For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 13

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	PROJECT START	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Active development
Nashville, TN	Ascension	106,194	50%	$44,000	$7,561	2Q 2021	3Q 2023
Orlando, FL [1]	Advent Health	156,566	74%	65,000	38,993	1Q 2022	4Q 2024
Raleigh, NC	UNC REX Health	120,694	17%	52,600	31,235	2Q 2022	4Q 2024
Orlando, FL	Exalt Health	45,000	100%	25,900	22,204	1Q 2023	1Q 2025
Phoenix, AZ	HonorHealth	101,000	80%	54,000	45,142	2Q 2023	2Q 2025
Total development		529,454	60%	$241,500	$145,135
Projected stabilized yield - 6.5%-8.0%
Estimated stabilization period post completion - 12 - 36 months

Active redevelopment
Dallas, TX	Baylor Scott & White	217,114	82%	17,500	2,903	4Q 2020	4Q 2023
Washington, DC	Inova Health	259,290	78%	21,200	17,170	1Q 2022	2Q 2024
Houston, TX	HCA	314,861	62%	30,000	28,317	2Q 2023	4Q 2025
Charlotte, NC	Novant Health	169,135	53%	18,700	17,421	3Q 2023	1Q 2026
Washington, DC	Inova Health	57,323	67%	10,078	9,203	3Q 2023	1Q 2026
Total redevelopment		1,017,723	69%	$97,478	$75,014
Projected stabilized yield - 9.0%-12.0%
Estimated stabilization period post completion - 12 - 36 months

Total active re/development projects		1,547,177	66%	$338,978	$220,149

PROSPECTIVE RE/DEVELOPMENT
MARKET	TYPE	SQUARE FEET [2]	LEASED % [3]	BUDGET	EXPECTED START	PROJECT DESCRIPTION
Fort Worth, TX	Dev	102,000	40%	$48,000	2H 2023	New on-campus MOB
Chicago, IL	Redev	73,657	54%	12,500	2H 2023	On-campus MOB redevelopment
Houston, TX	Dev	112,000	60%	59,000	2H 2023	New on-campus MOB
Austin, TX	Dev	12,900	60%	5,600	1H 2024	New adjacent to campus MOB
New York, NY	Redev	154,476	70%	18,600	1H 2024	Two off-campus MOBs redevelopment
Denver, CO	Dev	230,000	100%	150,000	2H 2024	New surgical facility and MOB adjacent to campus
Total prospective re/development		685,033	72%	$293,700

1Investment is a construction loan with purchase rights upon completion.
2If project is identified as development (dev), then amount is projected building size. If project is a redevelopment (redev), then amount is existing building size.
3If project is identified as dev, then amount is expected preleasing percentage. If project is a redev, then amount is equal to current actual leased percentage.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 14

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT/SURGICAL	OFFICE	WHOLLY OWNED	JOINT VENTURES[3]	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	45	3,308,315	307,783	199,800	3,815,898	226,076	4,041,974	9.8%	9.8%
Seattle, WA	15	29	1,592,501			1,592,501		1,592,501	5.9%	15.7%
Houston, TX	5	34	2,403,175	150,723	57,170	2,611,068		2,611,068	4.6%	20.3%
Boston, MA	11	18	964,945			964,945		964,945	4.5%	24.8%
Denver, CO	19	33	1,780,819		93,869	1,874,688	116,616	1,991,304	4.2%	29.0%
Los Angeles, CA	2	21	1,034,336	63,000	104,377	1,201,713	702,453	1,904,166	4.2%	33.2%
Charlotte, NC	23	32	1,790,415			1,790,415		1,790,415	4.2%	37.4%
Atlanta, GA	8	28	1,478,336			1,478,336		1,478,336	3.8%	41.2%
Miami, FL	9	20	1,244,531	133,500		1,378,031		1,378,031	3.4%	44.6%
Nashville, TN	35	12	1,135,678		108,691	1,244,369		1,244,369	2.8%	47.4%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.7%	50.1%
Raleigh, NC	41	27	1,103,648			1,103,648		1,103,648	2.7%	52.8%
Austin, TX	27	13	863,700			863,700		863,700	2.5%	55.3%
Tampa. FL	18	19	971,975			971,975		971,975	2.4%	57.7%
Indianapolis, IN	33	40	1,162,955	61,398		1,224,353	273,479	1,497,832	2.4%	60.1%
Chicago, IL	3	7	712,757			712,757		712,757	2.2%	62.3%
New York, NY	1	15	704,415			704,415		704,415	2.1%	64.4%
Orlando, FL	22	8	359,477	186,998		546,475		546,475	1.9%	66.3%
San Francisco, CA	13	6	452,666			452,666	110,865	563,531	1.7%	68.0%
Memphis, TN	44	11	802,221	54,416		856,637		856,637	1.7%	69.7%
Other (53 markets)		227	11,109,578	574,976	1,228,363	12,912,917	519,911	13,432,828	30.3%	100.0%
Total		680	36,488,747	1,532,794	1,792,270	39,813,811	1,949,400	41,763,211	100.0%
Number of properties			650	20	10	680	34	714
% of square feet			91.6%	3.8%	4.5%	100.0%
% multi-tenant			85.6%	—%	61.7%	81.2%
Investment			$12,512,431	$620,313	$492,239	$13,624,983
Quarterly cash NOI [1]			$182,713	$11,602	$6,580	$200,895
% of cash NOI			90.9%	5.8%	3.3%	100.0%

BY BUILDING TYPE
	WHOLLY OWNED
	MULTI-TENANT	SINGLE-TENANT	SUBTOTAL	JOINT VENTURE[3]	TOTAL
Number of properties	544	136	680	34	714
Square feet	32,325,050	7,488,761	39,813,811	1,949,400	41,763,211
% of square feet	77.4%	17.9%	95.3%	4.7%	100.0%
Investment [1]	$10,569,841	$3,055,142	$13,624,983	$357,555	$13,982,538
Quarterly cash NOI [1]	$152,204	$48,691	$200,895	$4,957	$205,852
% of cash NOI	73.9%	23.7%	97.6%	2.4%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.
3The Company's weighted average ownership percentage in its joint ventures was approximately 44%.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 15

Health Systems [1]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	ON/ADJACENT [3]	OFF-CAMPUS AFFILIATED [4]	TOTAL		% OF NOI
HCA	1	BBB-/Baa3	2,320,009	779,288	3,099,297	47	8.5%	782,919	2.5%	131
CommonSpirit	4	A-/Baa1	1,906,957	593,550	2,500,507	43	6.8%	901,985	2.8%	162
Baylor Scott & White	21	AA-/Aa3	2,570,180	66,376	2,636,556	29	6.3%	1,259,418	4.0%	193
Ascension Health	3	AA+/Aa2	2,156,369	97,551	2,253,920	24	5.6%	926,063	2.9%	142
Advocate Health	14	AA/Aa3	845,512	496,198	1,341,710	21	4.1%	1,120,427	3.5%	94
Tenet Healthcare Corporation	6	B+/B1	1,342,222	415,482	1,757,704	34	3.7%	411,172	1.3%	84
AdventHealth	11	AA/Aa2	797,587	118,585	916,172	14	2.6%	411,598	1.3%	81
Wellstar Health System	75	A+/A2	896,773	23,088	919,861	18	2.6%	581,533	1.8%	81
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	10	2.5%	294,971	0.9%	32
Community Health Systems	8	CCC+/Caa1	954,317	—	954,317	24	2.3%	387,467	1.2%	51
Trinity Health	7	AA-/Aa3	678,920	127,868	806,788	12	2.1%	458,080	1.4%	59
Baptist Memorial Health Care	89	A-2/--	544,122	252,414	796,536	10	1.9%	436,497	1.4%	59
Providence St. Joseph Health	5	A/A2	330,287	31,601	361,888	8	1.6%	111,557	0.4%	24
Cedars-Sinai Health Systems	51	AA-/Aa3	199,701	90,607	290,308	5	1.6%	52,891	0.2%	19
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	3	1.4%	98,398	0.3%	39
Banner Health	24	AA-/--	749,075	31,039	780,114	24	1.3%	147,178	0.5%	38
WakeMed	185	--/A2	368,046	101,597.00	469,643	12	1.3%	137,928	0.4%	19
Overlake Health System	291	A/Baa1	230,710	—	230,710	3	1.2%	73,676	0.2%	8
Bon Secours Health System	22	A+/A1	405,945	—	405,945	6	1.2%	239,167	0.8%	50
MedStar Health	45	A/A2	326,129	—	326,129	4	1.1%	203,507	0.6%	66
Boston Medical Center Corp	204	BBB/Baa2	161,254	—	161,254	1	1.1%	86,947	0.3%	9
Other (64 credit rated)			6,705,608	3,748,325	10,453,933	206	26.9%	4,582,629	14.5%
Subtotal - credit rated [5]			25,124,588	7,268,203	32,392,791	558	87.7%	13,706,008	43.2%
Other non-credit rated [6]			1,121,046	556,355	1,677,401	33	5.7%	851,436	2.7%
Off-campus non-affiliated [7]			—	2,418,555	2,418,555	59	6.6%	—	—%
Wholly-owned			26,245,634	10,243,113	36,488,747	650	100.0%	14,557,444	45.9%
Joint ventures			1,143,456	579,868	1,723,324
Total			27,389,090	10,822,981	38,212,071

1Excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5Based on square footage, 80.5% is associated and 40.5% is leased by an investment-grade rated healthcare provider.
6Includes 33 properties associated with a hospital system that is not credit rated.
7Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 16

MOB Proximity to Hospital [1,2]

MOB BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	233	18,021,863	47.2%	37.3%
Adjacent to campus [3]	203	9,367,227	24.5%	4.0%
Total on/adjacent	436	27,389,090	71.7%	41.3%
Off campus - affiliated [4]	179	8,271,065	21.6%	4.0%
Off campus	62	2,551,916	6.7%	0.6%
	677	38,212,071	100.0%	45.9%
Wholly-owned	650	36,488,747
Joint ventures	27	1,723,324

MOB BY CLUSTER [5]
	TOTAL			HOSPITAL CENTRIC [6]
	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET
Clustered	481	26,478,717	69.3%	398	23,130,494	72.0%
Non-clustered	196	11,733,354	30.7%	134	9,011,004	28.0%
Total	677	38,212,071	100.0%	532	32,141,498	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
6Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 17

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
		SQUARE FEET			% OF LEASED TOTAL SQUARE FEET
	# OF LEASES	MULTI-TENANT [2]	SINGLE-TENANT	TOTAL
2023	874	2,345,156	213,859	2,559,015	7.4%
2024	1,342	4,466,255	910,510	5,376,765	15.5%
2025	1,081	3,591,654	992,940	4,584,594	13.2%
2026	929	3,457,691	484,579	3,942,270	11.3%
2027	845	3,253,576	999,428	4,253,004	12.2%
2028	644	2,432,882	662,687	3,095,569	8.9%
2029	396	1,739,641	715,371	2,455,012	7.1%
2030	348	1,725,861	732,738	2,458,599	7.1%
2031	234	976,122	242,739	1,218,861	3.5%
2032	286	1,780,353	334,424	2,114,777	6.1%
Thereafter	315	1,739,597	985,638	2,725,235	7.7%
Total occupied	7,294	27,508,788	7,274,913	34,783,701	87.4%
Total building		32,325,050	7,488,761	39,813,811
Occupancy		85.1%	97.1%	87.4%
WALTR (months) [3]		48.6	70.6	53.2
WALT (months) [3]		94.9	142.7	104.9

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	# OF PROPERTIES	SQUARE FEET	2Q 2023	1Q 2023	2Q 2022	SEQUENTIAL	Y-O-Y
Merger combined same store multi-tenant	471	28,010,899	86.5%	86.5%	86.4%	(15)	21
Merger combined same store single-tenant	123	6,813,003	99.5%	99.5%	99.5%	—	5
Total merger combined same store properties	594	34,823,902	89.0%	89.0%	88.9%	(15)	26
Acquisitions	62	2,878,385	87.3%	87.0%	87.7%	9	(31)
Development completions	4	265,892	84.9%	84.9%	77.7%	—	37
Re/development	12	1,203,543	55.8%	59.4%	66.2%	(43)	(124)
Planned dispositions	8	642,089	58.9%	58.9%	74.0%	—	(97)
Wholly-owned	680	39,813,811	87.4%	87.5%	87.9%	(49)	(189)
Joint ventures	34	1,949,400	87.0%	87.0%	87.2%	—	33
Total	714	41,763,211	87.4%	87.5%	87.8%	(49)	(156)
Merger combined same store leased %			90.5%
Total leased %			88.9%

1Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
2The average lease size in the multi-tenant portfolio is 3,951 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 18

Leasing Statistics

MERGER COMBINED SAME STORE RENEWALS [1]
	Q2 2023	TTM

MOB cash leasing spreads [2]	3.0%	3.1%

MOB cash leasing spreads distribution
< 0% spread	6.2%	7.5%
0-3% spread	16.4%	19.7%
3-4% spread	62.2%	55.1%
> 4% spread	15.2%	17.7%
Total	100.0%	100.0%

Tenant retention rate	80.5%	79.7%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Merger combined same store [1]	2.80%	66.1%	2.43%	18.6%	2.72%	84.7%
Acquisitions	2.75%	6.3%	2.90%	0.5%	2.77%	6.9%
Other [4]	2.71%	6.4%	2.27%	2.1%	2.61%	8.4%
Total	2.79%	78.8%	2.43%	21.2%	2.71%	100.0%
Escalator type
Fixed	2.73%	96.5%	2.48%	88.8%	2.68%	94.9%
CPI	4.25%	3.5%	1.99%	11.2%	3.20%	5.1%

TYPE AND OWNERSHIP STRUCTURE [1]
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	45.6%	72.1%	51.0%
Physician and other	54.4%	27.9%	49.0%

Lease structure
Gross	9.0%	2.9%	7.8%
Modified gross	31.9%	10.5%	27.5%
Net	59.1%	65.8%	60.5%
Absolute net [5]	—%	20.8%	4.2%

Ownership type
Ground lease	44.8%	37.6%	43.5%
Fee simple	55.2%	62.4%	56.5%

# OF LEASES BY SIZE [6]
LEASED SQUARE FEET	# OF LEASES	WALT	WALTR
0 - 2,500	3,736	71.5	36.5
2,501 - 5,000	1,811	83.0	41.6
5,001 - 7,500	646	94.5	46.8
7,501 - 10,000	361	101.5	52.0
10,001 +	740	125.2	63.8
Total Leases	7,294	104.9	53.2

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, planned dispositions and assets classified as held for sale.
2Excludes non-MOB renewals of 48,000 square feet and 51,000 square feet for the second quarter and trailing twelve months, respectively.
3Excludes leases with lease terms of one year or less.
4Includes redevelopment properties, development completion, and joint ventures.
5Tenant is typically responsible for operating expenses and capital obligations.
6Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 19

NOI Performance [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

MERGER COMBINED SAME STORE CASH NOI
	TTM 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	TTM 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Base revenue	$862,503	$217,320	$216,107	$214,991	$214,085	$837,086	$212,158	$210,535	$207,945	$206,448
Operating expense recoveries	265,660	66,719	68,072	63,820	67,049	251,594	63,131	65,601	60,974	61,888
Revenues	$1,128,163	$284,039	$284,179	$278,811	$281,134	$1,088,680	$275,289	$276,136	$268,919	$268,336
Expenses	406,739	102,855	103,021	97,968	102,895	387,570	97,655	100,164	93,210	96,541
Cash NOI	$721,424	$181,184	$181,158	$180,843	$178,239	$701,110	$177,634	$175,972	$175,709	$171,795
Revenue per occ SF [3]	$36.41	$36.65	$36.66	$36.00	$36.32	$35.30	$35.62	$35.81	$34.92	$34.88
Margin	63.9%	63.8%	63.7%	64.9%	63.4%	64.4%	64.5%	63.7%	65.3%	64.0%
Average occupancy	89.0%	89.0%	89.0%	89.0%	88.9%	88.6%	88.8%	88.6%	88.5%	88.4%
Period end occupancy	89.0%	89.0%	89.0%	89.0%	88.9%	88.9%	88.9%	88.6%	88.5%	88.4%
Number of properties	594	594	594	594	594	594	594	594	594	594

MERGER COMBINED SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Revenue per occ SF [3]	3.1%	2.9%	2.4%	3.1%	4.1%
Avg occupancy (bps)	+40	+20	+50	+50	+50
Revenues	3.6%	3.2%	2.9%	3.7%	4.8%
Base revenue	3.0%	2.4%	2.6%	3.4%	3.7%
Exp recoveries	5.6%	5.7%	3.8%	4.7%	8.3%
Expenses	4.9%	5.3%	2.9%	5.1%	6.6%
Cash NOI	2.9%	2.0%	2.9%	2.9%	3.8%

TOTAL CASH NOI
	2Q 2023	2Q 2022	% CHANGE	TTM 2023	TTM 2022	% CHANGE
Merger combined same store cash NOI	181,184	177,634	2.0%	721,424	701,110	2.9%
Merger combined same store joint ventures	2,612	2,424	7.8%	9,784	9,186	6.5%
	183,796	180,058	2.1%	731,208	710,296	2.9%
Acquisitions/development completions	14,924	11,991	24.5%	55,956	27,793	101.3%
Dispositions/assets held for sale/other	5,033	23,598	(78.7%)	56,034	105,670	(47.0%)
Joint venture property cash NOI	2,345	1,201	95.3%	8,398	2,192	283.1%
Redevelopment	1,642	1,354	21.3%	5,807	3,795	53.0%
Cash NOI	$207,740	$218,202	(4.8%)	$857,403	$849,746	0.9%

1Merger combined same store cash NOI compares cash NOI for stabilized properties. Stabilized properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, stabilized properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Legacy HTA properties that met the same store criteria are included in both periods shown as if they were owned by the Company for the full analysis period.
2Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
3Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 20

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2023	1Q 2023	4Q 2022	3Q 2022 [1]	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Net income (loss) attributable to common stockholders	($82,759)	($87,125)	($35,764)	$28,304	$6,130	$42,227	$21,607	($2,066)
Other income (expense)	112,818	94,407	46,772	(89,477)	7,479	(29,293)	(468)	23,000
General and administrative expense	15,464	14,935	14,417	16,741	10,540	11,036	8,901	8,207
Depreciation and amortization expense	183,193	184,479	185,275	158,117	55,731	54,041	51,810	50,999
Other expenses [2]	(11,969)	7,940	13,580	82,659	11,034	9,929	3,850	3,193
Straight-line rent expense	1,525	1,537	1,358	1,260	378	378	382	380
Straight-line rent revenue	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)
Other revenue [3]	(5,959)	(1,686)	(7,330)	(5,242)	(1,961)	(2,044)	(2,134)	(2,043)
Joint venture property cash NOI	4,957	4,769	4,579	3,877	2,551	2,052	1,331	1,210
Cash NOI	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739	$84,052	$81,330
Pre-merger Legacy HTA NOI [4]	—	—	—	27,114	128,025	127,363	127,253	124,807
Cash NOI including pre-merger Legacy HTA NOI	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102	$211,305	$206,137
Acquisitions/development completions	(14,924)	(14,048)	(13,856)	(13,128)	(11,991)	(8,620)	(5,264)	(1,918)
Dispositions/assets held for sale/other	(5,033)	(8,123)	(10,987)	(17,736)	(23,598)	(25,213)	(27,250)	(29,609)
Joint venture property cash NOI	(4,957)	(4,769)	(4,579)	(3,877)	(3,625)	(3,139)	(2,404)	(2,210)
Redevelopment	(1,642)	(1,376)	(1,391)	(1,398)	(1,354)	(1,158)	(678)	(605)
Merger combined same store cash NOI	$181,184	$181,158	$180,843	$178,239	$177,634	$175,972	$175,709	$171,795

TOP DOWN RECONCILIATION
	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Rental income before rent concessions	$332,992	$328,115	$332,652	$301,692	$142,073	$139,775	$132,853	$132,971
Rent concessions	(3,312)	(4,022)	(3,253)	(2,761)	(1,441)	(1,286)	(1,139)	(1,225)
Rental income	329,680	324,093	329,399	298,931	140,632	138,489	131,714	131,746
Parking income	2,370	2,391	2,413	2,428	1,919	1,753	2,134	2,187
Interest from financing receivable, net	2,180	2,227	2,284	2,034	1,957	1,930	1,766	1,917
Exclude straight-line rent revenue	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)
Exclude other non-cash revenue [5]	(1,018)	3,594	(3,059)	(2,280)	(1,142)	(1,322)	(1,325)	(1,261)
Cash revenue	323,682	322,523	319,806	292,138	141,661	139,263	133,062	133,039
Property operating expense	(125,395)	(122,040)	(117,009)	(112,473)	(57,010)	(57,464)	(53,032)	(55,518)
Exclude non-cash expenses [6]	4,556	4,336	3,764	4,034	2,975	2,888	2,691	2,599
Non-controlling interest	(60)	(114)	516	(312)	—	—	—	—
Joint venture property cash NOI	4,957	4,769	4,579	3,877	2,551	2,052	1,331	1,210
Cash NOI	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739	$84,052	$81,330
Pre-merger Legacy HTA NOI [4]	—	—	—	27,114	128,025	127,363	127,253	124,807
Cash NOI including pre-merger Legacy HTA NOI	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102	$211,305	$206,137
Acquisitions/development completions	(14,924)	(14,048)	(13,856)	(13,128)	(11,991)	(8,620)	(5,264)	(1,918)
Dispositions/assets held for sale/other	(5,033)	(8,123)	(10,987)	(17,736)	(23,598)	(25,213)	(27,250)	(29,609)
Joint venture property cash NOI	(4,957)	(4,769)	(4,579)	(3,877)	(3,625)	(3,139)	(2,404)	(2,210)
Redevelopment	(1,642)	(1,376)	(1,391)	(1,398)	(1,354)	(1,158)	(678)	(605)
Merger combined same store cash NOI	$181,184	$181,158	$180,843	$178,239	$177,634	$175,972	$175,709	$171,795

1Represents a full quarter on a combined company basis.
2Includes acquisition and pursuit costs, merger-related costs, rent reserves, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
3Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable, and tenant improvement overage amortization.
4Amounts include cash NOI from HTA properties, which were not included in our financial statements prior to July 20, 2022.
5Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable adjustments, and TI amortization.
6Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 21

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FULL QUARTER FFO AND NORMALIZED FFO
	2Q 2023	1Q 2023	4Q 2022
Cash NOI	$207,740	$209,474	$211,656
General and administrative expense	(15,464)	(14,935)	(14,417)
Straight-line rent	9,530	9,782	11,231
Interest and other income (expense), net	592	547	(1,168)
Management fees and other income	1,860	2,227	2,023
Note receivable interest income	2,180	1,987	1,943
Other non-cash revenue [1]	1,918	(2,526)	3,059
Other non-cash expenses [2]	(4,556)	(4,336)	(3,764)
Non-real estate impairment	—	(5,196)	—
Unconsolidated JV adjustments	(185)	(357)	(143)
Debt Covenant EBITDA	$203,615	$196,667	$210,420
Interest expense	(65,334)	(63,759)	(64,443)
Loss on extinguishment of debt	—	—	119
Acquisition and pursuit costs	(669)	(287)	(92)
Merger-related costs	15,670	(4,855)	(10,777)
Leasing commission amortization [3]	3,335	3,002	2,706
Non-real estate depreciation and amortization	(1,525)	(1,372)	(1,323)
Non controlling interest	(1,027)	(1,067)	(382)
Unconsolidated JV adjustments	(377)	(351)	(327)
FFO	$153,688	$127,978	$135,901
Acquisition and pursuit costs	669	287	92
Merger-related costs	(15,670)	4,855	10,777
Lease intangible amortization	240	146	137
Significant non-recurring legal fees/forfeited earnest money received	275	—	194
Debt financing costs	—	—	625
Merger-related fair value adjustment	10,554	10,864	11,979
Allowance for credit losses	—	8,599	—
Unconsolidated JV normalizing items	93	117	96
Normalized FFO	$149,849	$152,846	$159,801

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 22

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	2Q 2023	1Q 2023	4Q 2022
Net income	($82,759)	($87,125)	($35,764)
Interest expense	65,334	63,759	64,443
Depreciation and amortization	183,193	184,479	185,275
Unconsolidated JV depreciation,amortization,and interest	4,789	5,192	4,339
EBITDA	$170,557	$166,305	$218,293
Leasing commission amortization	3,335	3,002	2,706
Gain on sales of real estate properties	(7,156)	(1,007)	(73,083)
Impairments on real estate properties	55,215	26,227	54,452
EBITDAre [1]	$221,951	$194,527	$202,368
EBITDA	$170,557	$166,305	$218,293
Acquisition and pursuit costs	669	287	92
Merger-related costs	(15,670)	4,855	10,777
Gain on sales of real estate properties	(7,156)	(1,007)	(73,083)
Impairments on real estate assets	55,215	26,227	54,452
Loss on extinguishment of debt	—	—	(119)
Unconsolidated JV adjustments	—	—	8
Debt Covenant EBITDA	$203,615	$196,667	$210,420
Leasing commission amortization	3,335	3,002	2,706
Lease intangible amortization	240	147	137
Acquisition/disposition timing impact [2]	(184)	(945)	(1,704)
Stock based compensation	3,924	3,745	3,573
Allowance for credit losses [3]	—	8,599	—
Rent reserves, net	(54)	1,371	(100)
Unconsolidated JV adjustments	93	117	96
Adjusted EBITDA	$210,969	$212,703	$215,128

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
3 In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 23

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2023
ASSET TYPE	MERGER COMBINED SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/Outpatient	$163,897	$14,924	$4,087	$1,642	$3,378	$187,928	$751,712
Inpatient/Surgical	10,517	—	870	—	—	11,387	45,548
Office	6,770	—	—		—	6,770	27,080
Total Cash NOI	$181,184	$14,924	$4,957	$1,642	$3,378	$206,085	$824,340

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$69,575	As of June 30, 2023 [7]		384,900,525
Re/development budget	338,978
	$408,553	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of June 30, 2023 [7]	$18.96	6.8%
OTHER ASSETS
Planned dispositions	$131,187	2Q 2023 High	$20.14	6.6%
Unstabilized properties [4]	356,309	2Q 2023 Low	$18.02	7.0%
Cash and other assets [5]	379,433
	$866,929

DEBT
Unsecured credit facility	$354,000
Unsecured term loans	1,500,000
Senior notes	3,699,500
Mortgage notes payable	82,783
Company share of joint venture debt	27,640
Remaining re/development funding	220,149
Other liabilities [6]	232,602
	$6,116,674

1See NOI Performance schedule on page 20 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in same store NOI.
3Timing adjustments include adjustments to reflect re/development completion adjustments of $1.0 million, and management fee income of $1.5 million. This is partially offset by $1.8 million of positive NOI for unstabilized properties, which are shown in other assets.
4Includes 41 properties at their gross book value. These properties were comprised of 1.6 million square feet that generated positive NOI of $0.9 million.
5Includes cash of $35.9 million, notes receivable of $151.5 million, prepaid assets of $90.0 million, accounts receivable of $58.2 million, prepaid ground leases of $20.2 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville and Charleston of $17.6 million.
6Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $196.1 million, security deposits of $30.2 million, and deferred operating expense reimbursements of $6.3 million.
7Total shares outstanding includes OP units.

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 24

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	EXPECTED 2023		ACTUAL
	LOW	HIGH	Q2 2023	TTM
MERGER COMBINED SAME STORE
Multi-tenant average absorption (bps)	50	100	30	60
Revenue per occupied square foot	$36.25	$37.00	$36.65	$36.41
Cash NOI margin	63.5%	64.5%	63.8%	63.9%
Cash leasing spreads	3.0%	4.0%	3.0%	3.1%
Lease retention rate	75.0%	90.0%	80.5%	79.7%
Cash NOI growth, including Company's share of JVs	2.0%	3.0%	2.1%	2.9%

ANNUAL EXPECTATIONS	LOW	HIGH	YTD
NON-SAME STORE
Normalized G&A	59,000	61,000	30,124
Straight-line rent, net	28,000	32,000	16,251

Funding activity
Acquisitions	$50,000	$100,000	42,950
Dispositions to repay asset sale term loan	112,460	112,460	112,460
Additional dispositions	350,000	450,000	117,970
Re/development	100,000	125,000	48,996
1st generation TI and acq. capex	45,000	85,000	22,128
Maintenance capex
2nd generation TI	50,000	60,000	26,118
Leasing commissions paid	30,000	35,000	12,506
Capital expenditures	60,000	65,000	17,595
Total maintenance capex	140,000	160,000	56,219

Cash yield
Acquisitions	6.0%	6.5%	6.5%
Dispositions	6.0%	7.0%	6.4%
Development (stabilized)	6.5%	8.0%
Redevelopment (stabilized)	9.0%	12.0%

Net debt to adjusted EBITDA	6.0x	6.5x	6.6x

Net income (loss) attributable to common stockholders per share	$(0.75)	$(1.00)	$(0.45)
Normalized FFO per share	$1.57	$1.60	$0.79

HEALTHCARE REALTY	2Q 2023 SUPPLEMENTAL INFORMATION 25